UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 03, 2020
Date of Report (Date of earliest event reported)
______________________________
New Relic, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________

Delaware	001-36766	26-2017431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
188 Spear Street, Suite 1000
San Francisco, California 94105
(Address of principal executive offices, including zip code)
(650) 777-7600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NEWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition
On November 5, 2020, New Relic, Inc. (the “Company”) issued a press release announcing its financial results for the second fiscal quarter ended September 30, 2020. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
The information in this Item 2.02, including the press release attached as Exhibit 99.1 hereto, is furnished pursuant to Item 2.02 but shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Certain of the Company’s named executive officers previously entered into Change in Control and Severance Agreements, as amended, which were scheduled to terminate on December 31, 2020 (the “CIC Agreements”). On November 3, 2020, the Company entered into letter agreements (the “Extension Agreements”) with each of Lewis Cirne and Mark Sachleben to extend the termination date of their CIC Agreements from December 31, 2020 to December 31, 2023. The terms of the CIC Agreements otherwise remain unchanged. A form of the original Change in Control and Severance Agreement was previously filed with the Securities and Exchange Commission as Exhibit 10.12 to the Company’s Amendment No. 1 to Registration Statement on Form S-1 on December 1, 2014.
The foregoing description of the Extension Agreements is not intended to be complete and is qualified in its entirety by reference to the full text of the form of the Extension Agreements, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2020.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated November 5, 2020, issued by New Relic, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Relic, Inc.

Date: November 5, 2020	By:	/s/ Mark Sachleben
Mark Sachleben Chief Financial Officer